UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2009


                               PLANGRAPHICS, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)




           COLORADO                 0-14273               84-0868815
           --------                 -------               ----------
(State or other jurisdiction of   (Commission          (I.R.S. Employer
incorporation or organization)    File Number)      Identification Number)



                112 East Main Street
                Frankfort, Kentucky                         40601
                -------------------                         -----
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (720) 851-0716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_|  Written communications pursuant to Rule 425 under the Securities Act

     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01.        Regulation FD Disclosure.

     On May 15, 2009, Nutmeg/Fortuna Fund LLLP, the holder ("Nutmeg") of 500 shares of the Series A Redeemable Preferred Stock (the "Preferred Stock") of PlanGraphics, Inc. (the "Company"), submitted a redemption request for payment of the redemption amount of such shares in the aggregate amount of approximately $662,573, which comprises the original purchase price of the Preferred Stock plus all accrued and unpaid dividends. Per the terms of the Company's articles of incorporation, the redemption amount is required to be made by the Company no less than 30 days and no more than 60 days from the demand date of May 15, 2009.

     The redemption request was made concurrently with a transaction in which Nutmeg sold the Preferred Stock to Integrated Freight Systems, Inc., a Florida corporation ("IFSI"). The redemption request contained a provision permitting the Company to pay the redemption amount in shares of the Company's common stock contingent upon Nutmeg's sale of the Preferred to IFSI. The number of shares of common stock to be issued in exchange for the Preferred in the redemption transaction would be determined by dividing the total amount due by the volume weighted average of the highest and lowest sale prices during the 60 day period beginning February 15, 2009 and ending April 15, 2009, but not to exceed $0.00185 per share.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the registrant under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: May 18, 2009

                                            PlanGraphics, Inc.


                                            By: /s/ Fred Beisser
                                                --------------------
                                                Frederick G. Beisser,
                                                Senior Vice President - Finance,
                                                Secretary, Treasurer and
                                                Principal Accounting Officer